FOUR SEASONS RESORT AND RESIDENCES JACKSON HOLE Supplemental Financial Information MARCH 31, 2024 Exhibit 99.2

TABLE OF CONTENTS The Phoenician, a luxury collection resort PROPERTY LEVEL DATA CAPITALIZATION FINANCIAL COVENANTS NOTES TO SUPPLEMENTAL INFORMATION 3 OVERVIEW About Host Hotels & Resorts 4 Analyst Coverage 5 Forward-Looking Statements 6 Non-GAAP Financial Measures 6 7 PROPERTY LEVEL DATA Comparable Hotel Results by Location 8 Comparable Hotel Results vs. 2019 12 Comparable Hotel Results 2024 Forecast 14 Reconciliation of Net Income to EBITDA, EBITDAre and Adjusted EBITDAre and Diluted Earnings per Common Share to NAREIT and Adjusted Funds From Operations per Diluted Share for Full Year 2024 Forecasts 16 Ground Lease Summary as of December 31, 2023 17 18 CAPITALIZATION Comparative Capitalization 19 Consolidated Debt Summary 20 Consolidated Debt Maturity 21 Property Transactions 22 23 FINANCIAL COVENANTS Credit Facility and Senior Notes Financial Performance Tests 24 Reconciliation of GAAP Leverage Ratio to Credit Facility Leverage Ratio 25 Reconciliation of GAAP Interest Coverage Ratio to Credit Facility Unsecured Interest Coverage Ratio 26 Reconciliation of GAAP Interest Coverage Ratio to Credit Facility Fixed Charge Coverage Ratio 27 Reconciliation of GAAP Indebtedness Test to Senior Notes Indenture Indebtedness Test 28 Reconciliation of GAAP Secured Indebtedness Test to Senior Notes Indenture Secured Indebtedness Test 29 Reconciliation of GAAP Interest Coverage Ratio to Senior Notes Indenture EBITDA-to-Interest Coverage Ratio 30 Reconciliation of GAAP Assets to Indebtedness Test to Senior Notes Unencumbered Assets to Unsecured Indebtedness Test 31 32 NOTES TO SUPPLEMENTAL FINANCIAL INFORMATION Forecasts 33 Comparable Hotel Operating Statistics and Results 33 Non-GAAP Financial Measures 34

OVERVIEW PROPERTY LEVEL DATA CAPITALIZATION FINANCIAL COVENANTS NOTES TO SUPPLEMENTAL FINANCIAL INFORMATION HOST HOTELS & RESORTS CORPORATE HEADQUARTERS

4 © Host Hotels & Resorts, Inc. (1) Based on market cap as of March 31, 2024. See Comparative Capitalization for calculation. (2) At May 1, 2024. About Host Hotels & Resorts S&P 500 COMPANY $14.8 BILLION MARKET CAP(1) $18.2 BILLION ENTERPRISE VALUE(1) 79 HOTELS 42,700 ROOMS 21 TOP U.S. MARKETS BAKER'S CAY RESORT KEY LARGO, CURIO COLLECTION BY HILTON PREMIER U.S. LODGING REIT LUXURY & UPPER UPSCALE CONSOLIDATED HOTELS PORTFOLIO(2)

5© Host Hotels & Resorts, Inc. BAIRD Mike Bellisario 414-298-6130 mbellisario@rwbaird.com EVERCORE ISI Duane Pfennigwerth 212-497-0817 duane.pfennigwerth@evercoreisi.com RAYMOND JAMES & ASSOCIATES Bill Crow 727-567-2594 bill.crow@raymondjames.com BOFA SECURITIES, INC. Shaun Kelley 646-855-1005 shaun.kelley@baml.com GREEN STREET ADVISORS Chris Darling 949-640-8780 cdarling@greenst.com STIFEL, NICOLAUS & CO. Simon Yarmak 443-224-1345 yarmaks@stifel.com BARCLAYS CAPITAL Anthony Powell 212-526-8768 anthony.powell@barclays.com HSBC SECURITIES (USA) INC. Meredith Jensen 415-250-8225 meredith.jensen@us.hsbc.com TRUIST C. Patrick Scholes 212-319-3915 patrick.scholes@suntrust.com BMO CAPITAL MARKETS Ari Klein 212-885-4103 ari.klein@bmo.com JEFFERIES David Katz 212-323-3355 dkatz@jefferies.com UBS SECURITIES LLC Robin Farley 212-713-2060 robin.farley@ubs.com CITI INVESTMENT RESEARCH Smedes Rose 212-816-6243 smedes.rose@citi.com J.P. MORGAN SECURITIES Joe Greff 212-622-0548 joseph.greff@jpmorgan.com WELLS FARGO SECURITIES LLC Dori Kesten 617-603-4233 dori.kesten@wellsfargo.com COMPASS POINT RESEARCH & TRADING, LLC Floris van Dijkum 646-757-2621 fvandijkum@compasspointllc.com MORGAN STANLEY & CO. Stephen Grambling 212-761-1010 stephen.grambling@morganstanley.com WEDBUSH SECURITIES Richard Anderson 212-938-9949 richard.anderson@wedbush.com DEUTSCHE BANK SECURITIES Chris Woronka 212-250-9376 chris.woronka@db.com OPPENHEIMER & CO. INC. Tyler Batory 212-667-7230 tyler.batory@opco.com WOLFE RESEARCH Keegan Carl 646-582-9251 kcarl@wolferesearch.com Analyst Coverage The Company is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding the Company’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of the Company or its management. The Company does not by its reference above imply its endorsement of or concurrence with any of such analysts’ information, conclusions or recommendations.

6© Host Hotels & Resorts, Inc. ABOUT HOST HOTELS & RESORTS Host Hotels & Resorts, Inc., herein referred to as “we,” “Host Inc.,” or the “Company,” is a self-managed and self-administered real estate investment trust that owns hotel properties. We conduct our operations as an umbrella partnership REIT through an operating partnership, Host Hotels & Resorts, L.P. (“Host LP”), of which we are the sole general partner. When distinguishing between Host Inc. and Host LP, the primary difference is approximately 1% of the partnership interests in Host LP held by outside partners as of March 31, 2024, which are non-controlling interests in Host LP in our consolidated balance sheets and are included in net (income) loss attributable to non-controlling interests in our condensed consolidated statements of operations. Readers are encouraged to find further detail regarding our organizational structure in our annual report on Form 10-K. FORWARD-LOOKING STATEMENTS This supplemental information contains forward-looking statements within the meaning of federal securities regulations. These forward-looking statements which include, but may not be limited to, our expectations regarding the recovery of travel and the lodging industry, the impact of the Maui wildfires and 2024 estimates with respect to our business, including our anticipated capital expenditures and financial and operating results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to, those described in the Company's annual report on Form 10-K and other filings with the SEC. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this supplemental presentation is as of May 1, 2024, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations. NON-GAAP FINANCIAL MEASURES Included in this supplemental information are certain “non-GAAP financial measures,” which are measures of our historical or future financial performance that are not calculated and presented in accordance with GAAP (U.S. generally accepted accounting principles), within the meaning of applicable SEC rules. They are as follows: : (i) Funds From Operations (“FFO”) and FFO per diluted share (both NAREIT and Adjusted), (ii) EBITDA (for both the Company and hotel level), (iii) EBITDAre and Adjusted EBITDAre, and (iv) Comparable Hotel Operating Statistics and Results. Also included are reconciliations to the most directly comparable GAAP measures. See the Notes to Supplemental Financial Information for definitions of these measures, why we believe these measures are useful and limitations on their use. Also included in this supplemental information is our leverage ratio, unsecured interest coverage ratio and fixed charge coverage ratio, calculated in accordance with our credit facility, along with our EBITDA to interest coverage ratio, indenture indebtedness test, indenture secured indebtedness test, and indenture unencumbered assets to unsecured indebtedness test, calculated in accordance with our senior notes indenture covenants. Included with these ratios are reconciliations calculated in accordance with GAAP. See the Notes to Supplemental Financial Information for information on how these supplemental measures are calculated, why we believe they are useful and limitations on their use. Overview

HOTEL VAN ZANDT OVERVIEW PROPERTY LEVEL DATA CAPITALIZATION FINANCIAL COVENANTS NOTES TO SUPPLEMENTAL FINANCIAL INFORMATION

© Host Hotels & Resorts, Inc. Comparable Hotel Results by Location (unaudited, in millions, except hotel statistics and per room basis) 8 Quarter ended March 31, 2024 Location No. of Properties No. of Rooms Average Room Rate Average Occupancy Percentage RevPAR Total revenues Total Revenues per Available Room Hotel Net Income (Loss) Hotel EBITDA Miami 2 1,038 $ 635.30 82.0% $ 520.71 $ 84.3 $ 867.57 $ 26.4 $ 34.4 Phoenix 3 1,545 490.11 81.3% 398.36 120.1 854.54 45.6 55.6 Maui/Oahu 4 2,006 539.98 72.6% 391.83 115.3 631.50 19.8 37.9 Florida Gulf Coast 4 1,403 436.83 80.1% 350.05 94.5 739.96 30.4 39.5 Jacksonville 1 446 528.66 64.6% 341.31 31.4 774.19 8.1 11.0 Orlando 2 2,448 407.08 74.2% 302.14 142.0 637.59 37.0 50.7 San Diego 3 3,294 294.27 77.4% 227.67 135.7 452.71 32.0 47.3 Los Angeles/Orange County 3 1,067 299.02 74.8% 223.80 32.5 334.70 3.1 6.0 New York 2 2,486 289.59 74.0% 214.29 71.8 317.47 (2.8) 8.9 San Francisco/San Jose 6 4,162 290.06 64.0% 185.67 106.2 280.40 9.2 25.4 Washington, D.C. (CBD) 5 3,245 275.83 66.9% 184.43 79.9 270.75 14.7 23.3 Austin 2 767 276.13 64.7% 178.72 22.6 323.83 4.4 8.6 Houston 5 1,942 223.14 74.6% 166.45 40.9 231.31 7.9 14.0 Northern Virginia 2 916 244.11 67.8% 165.55 22.1 265.89 2.7 5.2 New Orleans 1 1,333 211.33 74.6% 157.65 30.7 253.56 8.6 10.7 Boston 2 1,496 224.11 67.9% 152.09 30.2 221.78 6.5 11.1 San Antonio 2 1,512 229.52 66.1% 151.75 34.8 252.73 7.8 12.0 Philadelphia 2 810 202.76 72.8% 147.59 16.9 228.90 0.9 3.3 Atlanta 2 810 213.56 61.6% 131.66 16.7 227.78 3.6 5.7 Seattle 2 1,315 210.91 52.7% 111.05 19.4 162.48 (4.1) (1.0) Chicago 3 1,562 179.25 55.7% 99.76 20.7 145.54 (6.7) (2.4) Denver 3 1,342 177.37 55.3% 98.05 19.5 159.53 (0.4) 3.3 Other 10 3,061 351.34 58.4% 205.11 90.2 320.77 10.8 20.8 Other property level (1) 0.2 (0.2) (0.2) Domestic 71 40,006 318.95 68.9% 219.79 1,378.6 378.15 265.3 431.1 International 5 1,499 173.64 56.1% 97.47 19.0 139.44 2.1 4.3 All Locations - comparable hotels 76 41,505 $ 314.65 68.4% $ 215.37 $ 1,397.6 $ 369.58 $ 267.4 $ 435.4 Non-comparable hotels 1 474 73.4 29.6 42.4 Gain on sale of property and corporate level income/expense (2) — (25.2) 19.5 Total 77 41,979 — — — $ 1,471.0 — $ 271.8 $ 497.3 (1) Other property level includes certain ancillary revenues and related expenses, as well as non-income taxes on TRS leases. (2) Certain Items from our statement of operations are not allocated to individual properties, including interest on our senior notes, corporate and other expenses, and the provision for income taxes. These items are reflected in “gain on sale of property and corporate level income/expense.” Refer to the table below for reconciliation of net income to EBITDA by location.

© Host Hotels & Resorts, Inc. Comparable Hotel Results by Location (unaudited, in millions, except hotel statistics and per room basis) 9 Quarter ended March 31, 2024 Location No. of Properties No. of Rooms Hotel Net Income (Loss) Plus: Depreciation Plus: Interest Expense Plus: Income Tax Equals: Hotel EBITDA Miami 2 1,038 $ 26.4 $ 8.0 $ — $ — $ 34.4 Phoenix 3 1,545 45.6 10.0 — — 55.6 Maui/Oahu 4 2,006 19.8 18.1 — — 37.9 Florida Gulf Coast 4 1,403 30.4 9.1 — — 39.5 Jacksonville 1 446 8.1 2.9 — — 11.0 Orlando 2 2,448 37.0 13.7 — — 50.7 San Diego 3 3,294 32.0 15.3 — — 47.3 Los Angeles/Orange County 3 1,067 3.1 2.9 — — 6.0 New York 2 2,486 (2.8) 11.7 — — 8.9 San Francisco/San Jose 6 4,162 9.2 16.2 — — 25.4 Washington, D.C. (CBD) 5 3,245 14.7 8.6 — — 23.3 Austin 2 767 4.4 3.2 1.0 — 8.6 Houston 5 1,942 7.9 6.1 — — 14.0 Northern Virginia 2 916 2.7 2.5 — — 5.2 New Orleans 1 1,333 8.6 2.1 — — 10.7 Boston 2 1,496 6.5 4.6 — — 11.1 San Antonio 2 1,512 7.8 4.2 — — 12.0 Philadelphia 2 810 0.9 2.4 — — 3.3 Atlanta 2 810 3.6 2.1 — — 5.7 Seattle 2 1,315 (4.1) 3.1 — — (1.0) Chicago 3 1,562 (6.7) 4.3 — — (2.4) Denver 3 1,342 (0.4) 3.7 — — 3.3 Other 10 3,061 10.8 10.0 — — 20.8 Other property level (1) (0.2) — — — (0.2) Domestic 71 40,006 265.3 164.8 1.0 — 431.1 International 5 1,499 2.1 2.2 — — 4.3 All Locations - comparable hotels 76 41,505 $ 267.4 $ 167.0 $ 1.0 $ — $ 435.4 Non-comparable hotels 1 474 29.6 12.8 — — 42.4 Gain on sale of property and corporate level income/expense (2) (25.2) 0.2 46.2 (1.7) 19.5 Total 77 41,979 $ 271.8 $ 180.0 $ 47.2 $ (1.7) $ 497.3 (1) Other property level includes certain ancillary revenues and related expenses, as well as non-income taxes on TRS leases. (2) Certain Items from our statement of operations are not allocated to individual properties, including interest on our senior notes, corporate and other expenses, and the provision for income taxes. These items are reflected in “gain on sale of property and corporate level income/expense."

© Host Hotels & Resorts, Inc. Comparable Hotel Results by Location (unaudited, in millions, except hotel statistics and per room basis) 10 Quarter ended March 31, 2023 Location No. of Properties No. of Rooms Average Room Rate Average Occupancy Percentage RevPAR Total revenues Total Revenues per Available Room Hotel Net Income (Loss) Hotel EBITDA Miami 2 1,038 $ 643.96 77.9% $ 501.89 $ 82.7 $ 862.22 $ 26.7 $ 33.9 Phoenix 3 1,545 529.55 82.5% 436.73 122.1 878.14 52.0 59.4 Maui/Oahu 4 2,006 605.58 76.2% 461.65 126.5 700.34 30.3 46.3 Florida Gulf Coast 4 1,403 435.39 80.2% 349.32 96.6 760.63 33.9 42.0 Jacksonville 1 446 510.30 67.2% 343.06 30.9 768.78 7.9 10.9 Orlando 2 2,448 427.60 76.0% 325.11 141.4 641.80 41.0 54.1 San Diego 3 3,294 282.93 76.9% 217.70 125.0 422.03 27.9 43.2 Los Angeles/Orange County 3 1,067 296.72 79.9% 237.19 33.9 353.46 3.9 7.2 New York 2 2,486 281.95 73.3% 206.60 70.2 313.90 (3.6) 8.9 San Francisco/San Jose 6 4,162 290.85 60.8% 176.75 100.2 267.55 9.3 25.4 Washington, D.C. (CBD) 5 3,245 270.57 64.2% 173.81 76.1 261.11 15.0 23.2 Austin 2 767 289.30 70.1% 202.79 24.8 358.95 3.5 7.7 Houston 5 1,942 204.18 73.4% 149.81 36.6 209.59 5.1 11.4 Northern Virginia 2 916 227.21 65.6% 149.04 18.6 225.76 1.5 3.9 New Orleans 1 1,333 221.98 73.0% 161.94 28.6 238.77 8.7 10.9 Boston 2 1,496 210.79 69.2% 145.84 28.7 213.40 2.1 6.6 San Antonio 2 1,512 238.60 70.1% 167.19 36.2 266.21 8.3 12.3 Philadelphia 2 810 207.09 74.2% 153.60 17.5 239.52 1.3 3.7 Atlanta 2 810 196.79 74.0% 145.62 17.7 242.65 3.8 5.9 Seattle 2 1,315 197.72 53.1% 105.09 18.5 156.16 (2.6) 0.6 Chicago 3 1,562 178.91 51.6% 92.37 19.0 135.28 (3.2) 1.2 Denver 3 1,342 171.90 48.7% 83.66 13.8 114.72 (1.1) 1.8 Other 10 3,061 357.65 58.2% 208.18 89.5 321.87 13.0 23.6 Other property level (1) 0.2 (1.2) (1.2) Domestic 71 40,006 323.60 68.7% 222.38 1,355.3 375.83 283.5 442.9 International 5 1,499 171.05 60.3% 103.18 19.6 145.42 3.3 5.4 All Locations - comparable hotels 76 41,505 $ 318.75 68.4% $ 218.08 $ 1,374.9 $ 367.56 $ 286.8 $ 448.3 Non-comparable hotels 1 474 (0.5) (8.2) (3.4) Property transaction adjustments (2) 6.8 — 2.9 Gain on sale of property and corporate level income/expense (3) — 12.5 58.7 Total 77 41,979 — — — $ 1,381.2 — $ 291.1 $ 506.5 (1) Other property level includes certain ancillary revenues and related expenses, as well as non-income taxes on TRS leases. (2) Property transaction adjustments represent the following items: (i) the elimination of results of operations of our hotels sold or held-for-sale as of the reporting date, which operations are included in our unaudited condensed consolidated statements of operations as continuing operations, and (ii) the addition of results for periods prior to our ownership for hotels acquired as of the reporting date. (3) Certain Items from our statement of operations are not allocated to individual properties, including interest on our senior notes, corporate and other expenses, and the provision for income taxes. These items are reflected in “gain on sale of property and corporate level income/expense.” Refer to the table below for reconciliation of net income to EBITDA by location.

© Host Hotels & Resorts, Inc. Quarter ended March 31, 2023 Location No. of Properties No. of Rooms Hotel Net Income (Loss) Plus: Depreciation Plus: Interest Expense Plus: Income Tax Plus: Property Transaction Adjustments Equals: Hotel EBITDA Miami 2 1,038 $ 26.7 $ 7.2 $ — $ — $ — $ 33.9 Phoenix 3 1,545 52.0 10.3 — — (2.9) 59.4 Maui/Oahu 4 2,006 30.3 16.0 — — — 46.3 Florida Gulf Coast 4 1,403 33.9 8.1 — — — 42.0 Jacksonville 1 446 7.9 3.0 — — — 10.9 Orlando 2 2,448 41.0 13.1 — — — 54.1 San Diego 3 3,294 27.9 15.3 — — — 43.2 Los Angeles/Orange County 3 1,067 3.9 3.3 — — — 7.2 New York 2 2,486 (3.6) 12.5 — — — 8.9 San Francisco/San Jose 6 4,162 9.3 16.1 — — — 25.4 Washington, D.C. (CBD) 5 3,245 15.0 8.2 — — — 23.2 Austin 2 767 3.5 3.2 1.0 — — 7.7 Houston 5 1,942 5.1 6.3 — — — 11.4 Northern Virginia 2 916 1.5 2.4 — — — 3.9 New Orleans 1 1,333 8.7 2.2 — — — 10.9 Boston 2 1,496 2.1 4.5 — — — 6.6 San Antonio 2 1,512 8.3 4.0 — — — 12.3 Philadelphia 2 810 1.3 2.4 — — — 3.7 Atlanta 2 810 3.8 2.1 — — — 5.9 Seattle 2 1,315 (2.6) 3.2 — — — 0.6 Chicago 3 1,562 (3.2) 4.4 — — — 1.2 Denver 3 1,342 (1.1) 2.9 — — — 1.8 Other 10 3,061 13.0 10.6 — — — 23.6 Other property level (1) (1.2) — — — — (1.2) Domestic 71 40,006 283.5 161.3 1.0 — (2.9) 442.9 International 5 1,499 3.3 2.1 — — — 5.4 All Locations - comparable hotels 76 41,505 $ 286.8 $ 163.4 $ 1.0 $ — $ (2.9) $ 448.3 Non-comparable hotels 1 474 (8.2) 4.8 — — — (3.4) Property transaction adjustments (2) — — — — 2.9 2.9 Gain on sale of property and corporate level income/expense (3) 12.5 0.5 48.1 (2.4) — 58.7 Total 77 41,979 $ 291.1 $ 168.7 $ 49.1 $ (2.4) $ — $ 506.5 Comparable Hotel Results by Location (unaudited, in millions, except hotel statistics and per room basis) 11 (1) Other property level includes certain ancillary revenues and related expenses, as well as non-income taxes on TRS leases. (2) Property transaction adjustments represent the following items: (i) the elimination of results of operations of our hotels sold or held-for-sale as of the reporting date, which operations are included in our unaudited condensed consolidated statements of operations as continuing operations, and (ii) the addition of results for periods prior to our ownership for hotels acquired as of the reporting date. (3) Certain Items from our statement of operations are not allocated to individual properties, including interest on our senior notes, corporate and other expenses, and the provision for income taxes. These items are reflected in “gain on sale of property and corporate level income/expense.”

© Host Hotels & Resorts, Inc. Comparable Hotel Results vs. 2019 (unaudited, in millions, except hotel statistics) 12 (1) See the Notes to Supplemental Financial Information for a discussion of comparable hotel results, which are non-GAAP measures, and the limitations on their use. (2) Property transaction adjustments represent the following items: (i) the elimination of results of operations of our hotels sold or held-for-sale as of the reporting date, which operations are included in our unaudited condensed consolidated statements of operations as continuing operations, and (ii) the addition of results for periods prior to our ownership for hotels acquired as of the reporting date. The AC Hotel Scottsdale North is a new development hotel that opened in January 2021 and The Laura Hotel in Houston re-opened under new management in November 2021. Therefore, no adjustments were made for results of these hotels for periods prior to their openings. (3) Non-comparable hotel results, net, includes the following items: (i) the results of operations of our non-comparable hotels, which operations are included in our condensed consolidated statements of operations as continuing operations, and (ii) gains on business interruption proceeds relating to events that occurred while the hotels were classified as non-comparable.  (4) Profit margins are calculated by dividing the applicable operating profit by the related revenue amount. GAAP profit margins are calculated using amounts presented in the unaudited condensed consolidated statements of operations. Comparable hotel margins are calculated using amounts presented in the following tables, which include reconciliations to the applicable GAAP results: Q1 2024 Comparable Hotel Set(1) Quarter ended March 31, 2024 Quarter ended March 31, 2019 Number of hotels 76 74 Number of rooms 41,505 41,117 Operating profit margin⁽4⁾ 19.8% 15.5% Comparable hotel EBITDA margin(4⁾ 31.2% 30.9% Net income $ 272 $ 189 Depreciation and amortization 180 170 Interest expense 47 43 Provision (benefit) for income taxes (2) 2 Gain on sale of property and corporate level income/expense (20) 11 Property transaction adjustments⁽2⁾ — (10) Non-comparable hotel results, net⁽3⁾ (42) (24) Comparable hotel EBITDA(1) $ 435 $ 381

© Host Hotels & Resorts, Inc. Comparable Hotel Results vs. 2019 (cont.) (unaudited, in millions) 13 Quarter ended March 31, 2024 Quarter ended March 31, 2019 Adjustments Adjustments GAAP Results Non-comparable hotel results, net Depreciation and corporate level items Comparable hotel Results GAAP Results Property transaction adjustments Non-comparable hotel results, net Depreciation and corporate level items Comparable hotel Results Revenues Room $ 853 $ (38) $ — $ 815 $ 857 $ (78) $ (27) $ — $ 752 Food and beverage 473 (29) — 444 433 (23) (21) — 389 Other 145 (6) — 139 100 (1) (7) — 92 Total revenues 1,471 (73) — 1,398 1,390 (102) (55) — 1,233 Expenses Room 202 (5) — 197 217 (33) (3) — 181 Food and beverage 295 (17) — 278 285 (23) (12) — 250 Other 507 (19) — 488 473 (36) (16) — 421 Depreciation and amortization 180 — (180) — 170 — — (170) — Corporate and other expenses 27 — (27) — 29 — — (29) — Gain on insurance settlements (31) 10 21 — — — — Total expenses 1,180 (31) (186) 963 1,174 (92) (31) (199) 852 Operating Profit - Comparable hotel EBITDA $ 291 $ (42) $ 186 $ 435 216 (10) (24) 199 $ 381

© Host Hotels & Resorts, Inc. Comparable Hotel Results 2024 Forecast (unaudited, in millions, except hotel statistics) 14 (1) See "Reconciliation of Net Income to EBITDA, EBITDAre and Adjusted EBITDAre and Diluted Earnings per Common Share to NAREIT and Adjusted Funds From Operations per Diluted Share for Full Year 2024 Forecasts" for other forecast assumptions. Forecast presented assumes the midpoint of our comparable hotel RevPAR guidance of a 3.0% increase to 2023. Forecast comparable hotel results include 75 hotels (of our 77 hotels owned at March 31, 2024) that we have assumed will be classified as comparable as of December 31, 2024. Forecast results for the 1 Hotel Nashville and Embassy Suites by Hilton Nashville Downtown, acquired in April 2024, are not yet included but are expected to be part of our comparable hotel results for full year. See “Comparable Hotel Operating Statistics and Results” in the Notes to Supplemental Financial Information. No assurances can be made as to the hotels that will be in the comparable hotel set for 2024. (2) Property transaction adjustments represent the following items: (i) the elimination of results of operations of our hotels sold or held-for-sale as of March 31, 2024, which operations are included in our unaudited condensed consolidated statements of operations as continuing operations, and (ii) the addition of results for periods prior to our ownership for hotels acquired as of March 31, 2024. The AC Hotel Scottsdale North is a new development hotel that opened in January 2021 and The Laura Hotel in Houston re-opened under new management in November 2021. Therefore, no adjustments were made for results of these hotels for periods prior to their openings. (3) Non-comparable hotel results, net, includes the following items: (i) the results of operations of our non-comparable hotels, which operations are included in our consolidated statements of operations as continuing operations, and (ii) gains on business interruption proceeds relating to events that occurred while the hotels were classified as non-comparable.  The following are expected to be non- comparable for full year 2024: • The Ritz-Carlton, Naples (business disruption due to Hurricane Ian beginning in September 2022, reopened in July 2023); • Alila Ventana Big Sur, (business disruption due to closure of a portion of Highway 1 in California resulting in temporary closure of the hotel beginning at the end of March 2024); and • Sales and marketing expenses related to the development and sale of condominium units on a development parcel adjacent to Four Seasons Resort Orlando at Walt Disney World® Resort. (4) Profit margins are calculated by dividing the applicable operating profit by the related revenue amount. GAAP profit margins are calculated using amounts presented in the unaudited condensed consolidated statements of operations. Comparable hotel margins are calculated using amounts presented in the following tables, which include reconciliations to the applicable GAAP results: 2024 Comparable Hotel Set 2024 Forecast(1) 2023 2019 Number of hotels 75 75 73 Number of rooms 41,451 41,451 41,063 Comparable hotel Total RevPAR $ 355.36 $ 342.82 $ 322.72 Comparable hotel RevPAR $ 215.90 $ 209.71 $ 199.35 Operating profit margin⁽⁴⁾ 15.7% 15.6% 14.6% Comparable hotel EBITDA margin⁽⁴⁾ 29.6% 30.1% 29.5% Food and beverage profit margin⁽⁴⁾ 34.3% 34.1% 32.0% Comparable hotel food and beverage profit margin⁽⁴⁾ 34.8% 34.7% 33.5% Net income $ 747 $ 752 $ 932 Depreciation and amortization 719 697 676 Interest expense 182 191 222 Provision for income taxes 26 36 30 Gain on sale of property and corporate level income/expense 29 (23) (283) Forecast results for Nashville acquisition (1) (29) — — Property transaction adjustments⁽²⁾ — (3) (96) Non-comparable hotel results, net⁽³⁾ (78) (89) (53) Comparable hotel EBITDA $ 1,596 $ 1,561 $ 1,428

© Host Hotels & Resorts, Inc. Comparable Hotel Results 2024 Forecast (cont.) (unaudited, in millions) 15 Forecast Year ended December 31, 2024 Year ended December 31, 2023 Year ended December 31, 2019 Adjustments Adjustments Adjustments GAAP Results Forecast results for Nashville acquisition Non- comparable hotel results, net Depreciation and corporate level items Comparable hotel Results GAAP Results Property transaction adjustments Non- comparable hotel results, net Depreciation and corporate level items Comparable hotel Results GAAP Results Property transaction adjustments Non- comparable hotel results, net Depreciation and corporate level items Comparable hotel Results Revenues Room $ 3,448 $ (51) $ (117) $ — $ 3,280 $ 3,244 $ (5) $ (62) $ — $ 3,177 $ 3,431 $ (363) $ (81) $ — $ 2,987 Food and beverage 1,722 (19) (85) — 1,618 1,582 (2) (37) — 1,543 1,647 (95) (63) — 1,489 Other 532 (10) (21) — 501 485 — (12) — 473 391 (7) (24) — 360 Total revenues 5,702 (80) (223) — 5,399 5,311 (7) (111) — 5,193 5,469 (465) (168) — $ 4,836 Expenses Room 842 (11) (22) — 809 787 (1) (14) — 772 873 (125) (17) — 731 Food and beverage 1,131 (13) (63) — 1,055 1,042 (1) (34) — 1,007 1,120 (84) (46) — 990 Other 2,064 (27) (78) — 1,959 1,912 (2) (49) — 1,861 1,899 (160) (52) — 1,687 Depreciation and amortization 719 — — (719) — 697 — — (697) — 676 — — (676) — Corporate and other expenses 118 — — (118) — 132 — — (132) — 107 — — (107) — Gain on insurance settlements (70) — 18 32 (20) (86) — 75 3 (8) (5) — — 5 — Total expenses 4,804 (51) (145) (805) 3,803 4,484 (4) (22) (826) 3,632 4,670 (369) (115) (778) 3,408 Operating Profit - Comparable hotel EBITDA $ 898 $ (29) $ (78) $ 805 $ 1,596 $ 827 $ (3) $ (89) $ 826 $ 1,561 $ 799 $ (96) $ (53) $ 778 $ 1,428 Hotel Net Income Plus: Depreciation Plus: Interest Expense Plus: Income Tax Equals: Hotel EBITDA The Ritz-Carlton, Naples $ 7 $ 55 $ — $ — $ 62 Alila Ventana Big Sur $ 1 $ 5 $ — $ — $ 6 Forecast non-comparable hotel results, net includes the results of The Ritz-Carlton, Naples and Alila Ventana Big Sur. The following table reconciles net income to Hotel EBITDA based on the expected 2024 results of the properties excluding business interruption proceeds (in millions); any changes to net income would be equal to the change in Hotel EBITDA: Net Income Plus: Depreciation Plus: Interest Expense Plus: Income Tax Equals: Hotel EBITDA $ 17 $ 12 $ — $ — $ 29 Forecast results for Nashville acquisition includes the results of 1 Hotel Nashville and Embassy Suites by Hilton Nashville Downtown. The following table reconciles net income to Hotel EBITDA based on the expected 2024 results of the property from the date the of acquisition (in millions):

© Host Hotels & Resorts, Inc. Reconciliation of Net Income to EBITDA, EBITDAre and Adjusted EBITDAre and Diluted Earnings per Common Share to NAREIT and Adjusted Funds From Operations per Diluted Share for Full Year 2024 Forecasts (1) (unaudited, in millions, except per share amounts) 16 (1) The Forecasts are based on the below assumptions: • Comparable hotel RevPAR will increase at the midpoint of our guidance of 3.0% compared to 2023. Comparable hotel metrics do not yet include the results of 1 Hotel Nashville and Embassy Suites by Hilton Nashville Downtown, which were acquired in April 2024. We expect to include the comparable hotel results for these two hotels beginning in the second quarter. • Comparable hotel EBITDA margins will decrease 50 basis points compared to 2023. • We expect to spend approximately $500 million to $605 million on capital expenditures. • Includes $17 million of net income and $29 million of EBITDA from the 1 Hotel Nashville and Embassy Suites by Hilton Nashville Downtown, acquired in April 2024. Assumes no additional acquisitions and no dispositions during the year. • Assumes a total of $38 million of gains from business interruption proceeds expected to be received in 2024 related to Hurricane Ian and related to the Maui wildfire disruption. No further business interruption gains are expected. Also includes $32 million of insurance proceeds from Hurricane Ian received through May 1, 2024 that result in a gain on property insurance settlement. No further property insurance gains have been included related to Hurricane Ian. We have collected $263 million out of a potential $310 million insurance recovery related to Hurricane Ian under our policy and we continue to work with our insurers to recover the remaining amount, although there can be no assurances that we will be able to achieve this result. For a discussion of items that may affect forecast results, see the Notes to Supplemental Financial Information. Full Year 2024 Mid-point Net income $ 747 Less: Net income attributable to non-controlling interests (11) Net income attributable to Host Inc. 736 Adjustments: Gain on property insurance settlement (32) Depreciation and amortization 717 Equity investment adjustments: Equity in earnings of affiliates (14) Pro rata FFO of equity investments 24 Consolidated partnership adjustments: FFO adjustment for non-controlling partnerships (1) FFO adjustment for non-controlling interests of Host LP (9) NAREIT and Adjusted FFO $ 1,421 Diluted weighted average shares outstanding - EPS, NAREIT FFO and Adjusted FFO 707.4 Diluted earnings per common share $ 1.04 NAREIT and Adjusted FFO per diluted share $ 2.01 Full Year 2024 Mid-point Net income $ 747 Interest expense 182 Depreciation and amortization 719 Income taxes 26 EBITDA 1,674 Equity investment adjustments: Equity in earnings of affiliates (14) Pro rata EBITDAre of equity investments 42 EBITDAre 1,702 Adjustments to EBITDAre: Gain on property insurance settlement (32) Adjusted EBITDAre $ 1,670

© Host Hotels & Resorts, Inc. Ground Lease Summary as of December 31, 2023 17 As of December 31, 2023 No. of rooms Lessor Institution Type Minimum rent Current expiration Expiration after all potential options (1) 1 Boston Marriott Copley Place 1,145 Public N/A (2) 12/13/2077 12/13/2077 2 Coronado Island Marriott Resort & Spa 300 Public 1,378,850 10/31/2062 10/31/2078 3 Denver Marriott West 305 Private 160,000 12/28/2028 12/28/2058 4 Houston Airport Marriott at George Bush Intercontinental 573 Public 1,560,000 10/31/2053 10/31/2053 5 Houston Marriott Medical Center/Museum District 398 Non-Profit 160,000 12/28/2029 12/28/2059 6 Manchester Grand Hyatt San Diego 1,628 Public 6,600,000 5/31/2067 5/31/2083 7 Marina del Rey Marriott 370 Public 1,991,076 3/31/2043 3/31/2043 8 Marriott Downtown at CF Toronto Eaton Centre 461 Non-Profit 377,550 9/20/2082 9/20/2082 9 Marriott Marquis San Diego Marina 1,366 Public 7,650,541 11/30/2061 11/30/2083 10 Newark Liberty International Airport Marriott 591 Public 2,576,119 12/31/2055 12/31/2055 11 Philadelphia Airport Marriott 419 Public 1,460,676 6/29/2045 6/29/2045 12 San Antonio Marriott Rivercenter 1,000 Private 700,000 12/31/2033 12/31/2063 13 San Francisco Marriott Marquis 1,500 Public 1,500,000 8/25/2046 8/25/2076 14 Santa Clara Marriott 766 Private 100,025 11/30/2028 11/30/2058 15 Tampa Airport Marriott 298 Public 1,463,770 12/31/2043 12/31/2043 16 The Ritz-Carlton, Marina del Rey 304 Public 2,078,916 7/29/2067 7/29/2067 17 The Ritz-Carlton, Tysons Corner 398 Private 1,043,459 6/30/2112 6/30/2112 18 The Westin Cincinnati 456 Public 100,000 6/30/2045 6/30/2075 (3) 19 The Westin South Coast Plaza, Costa Mesa 393 Private 178,160 9/30/2025 9/30/2025 Weighted average remaining lease term (assuming all extension options) 50 years Percentage of leases (based on room count) with Public/Private/Non-Profit lessors 71%/22%/7% (1) Exercise of Host’s option to extend is subject to certain conditions, including the existence of no defaults and subject to any applicable rent escalation or rent re-negotiation provisions. (2) All rental payments have been previously paid and no further rental payments are required for the remainder of the lease term.  (3) No renewal term in the event the Lessor determines to discontinue use of building as a hotel.

SAN FRANCISCO MARRIOTT MARQUIS OVERVIEW PROPERTY LEVEL DATA CAPITALIZATION FINANCIAL COVENANTS NOTES TO SUPPLEMENTAL FINANCIAL INFORMATION

© Host Hotels & Resorts, Inc. Comparative Capitalization (in millions, except security pricing and per share amounts) 19 (1) Each OP Unit is redeemable for cash or, at our option, for 1.021494 common shares of Host Inc. At March 31, 2024, December 31, 2023, September 30, 2023, June 30, 2023, and March 31, 2023, there were 9.5 million, 9.5 million, 9.6 million, 9.8 million, and 9.9 million in common OP Units, respectively, held by non-controlling interests. (2) Share prices are the closing price as reported by the NASDAQ. (3) Market value of common equity is calculated as the number of common shares outstanding including assumption of conversion of OP units multiplied the closing share price on that day. As of As of As of As of As of March 31, December 31, September 30, June 30, March 31, Shares/Units 2024 2023 2023 2023 2023 Common shares outstanding 705.0 703.6 705.4 711.4 711.2 Common shares outstanding assuming conversion of OP Units (1) 714.7 713.3 715.2 721.4 721.3 Preferred OP Units outstanding 0.01 0.01 0.01 0.01 0.01 Security pricing Common stock at end of quarter (2) $ 20.68 $ 19.47 $ 16.07 $ 16.83 $ 16.49 High during quarter 21.15 20.17 18.40 17.83 19.23 Low during quarter 19.17 15.05 15.44 15.80 14.86 Capitalization Market value of common equity (3) $ 14,780 $ 13,888 $ 11,493 $ 12,141 $ 11,894 Consolidated debt 4,510 4,209 4,212 4,210 4,208 Less: Cash (1,349) (1,144) (916) (802) (563) Consolidated total capitalization 17,941 16,953 14,789 15,549 15,539 Plus: Share of debt in unconsolidated investments 238 208 202 183 199 Pro rata total capitalization $ 18,179 17,161 14,991 15,732 15,738 Quarter ended Quarter ended Quarter ended Quarter ended Quarter ended March 31, December 31, September 30, June 30, March 31, 2024 2023 2023 2023 2023 Dividends declared per common share $ 0.20 $ 0.45 $ 0.18 $ 0.15 $ 0.12

© Host Hotels & Resorts, Inc. Consolidated Debt Summary 20 (in millions) (1) There are no outstanding credit facility borrowings at December 31, 2023. Amount shown for December 31, 2023 represents deferred financing costs related to the credit facility revolver. (2) In accordance with GAAP, total debt includes the debt of entities that we consolidate, but of which we do not own 100%, and excludes the debt of entities that we do not consolidate, but of which we have a non-controlling ownership interest and record our investment therein under the equity method of accounting. As of March 31, 2024, our share of debt in unconsolidated investments is $238 million and none of our debt is attributable to non-controlling interests. (3) Total debt as of May 1, 2024, March 31, 2024 and December 31, 2023, includes net discounts and deferred financing costs of $38 million, $38 million and $39 million, respectively. (4) Subsequent to quarter end, we repaid our $400 million 3⅞% Series G senior notes at maturity and had net repayments of $85 million on the revolver portion of our credit facility. Debt Senior debt Rate Maturity date May 1, 2024 (4) March 31, 2024 December 31, 2023 Series E 4% 6/2025 $ 499 $ 499 $ 499 Series F 4 ½% 2/2026 399 399 399 Series G 3 ⅞% 4/2024 — 400 400 Series H 3 ⅜% 12/2029 643 643 643 Series I 3 ½% 9/2030 738 738 738 Series J 2.9% 12/2031 442 442 441 2027 Credit facility term loan 6.4% 1/2027 499 499 499 2028 Credit facility term loan 6.4% 1/2028 498 498 498 Credit facility revolver (1) 6.3% 1/2027 208 293 (8) 3,926 4,411 4,109 Mortgage and other debt Mortgage and other debt 4.67% 11/2027 99 99 100 Total debt(2)(3) $ 4,025 $ 4,510 $ 4,209 Percentage of fixed rate debt 70% 71% 76% Weighted average interest rate 4.7% 4.6% 4.5% Weighted average debt maturity 4.3 years 3.9 years 4.2 years Credit Facility Total capacity $ 1,500 $ 1,500 Available capacity 1,280 1,195 Consolidated assets encumbered by mortgage debt 1 1

© Host Hotels & Resorts, Inc. Consolidated Debt Maturity as of May 1, 2024(3) 21 (1) The revolver and the first term loan under our credit facility that are due in 2027 have extension options that would extend maturity of both instruments to 2028, subject to meeting certain conditions, including payment of a fee. The second term loan tranche that is due in 2028 does not have an extension option. (2) Mortgage and other debt excludes principal amortization of $2 million each year from 2024-2027 for the mortgage loan that matures in 2027. (3) Subsequent to quarter end, we repaid the $400 million Series G senior notes at maturity and had net repayments of $85 million on the revolver portion of our credit facility. This table reflects these transactions. D eb t B al an ce (i n M ill io ns ) 500 400 650 750 450 215 500 500 90 Senior Notes Revolver (1) Term Loan (1) Mortgage and Other Debt (2) 2024 2025 2026 2027 2028 2029 2030 2031 $0 $250 $500 $750 $1,000 (3)

© Host Hotels & Resorts, Inc. Property Transactions 22 Subsequent to quarter end, we acquired the 1 Hotel Nashville and Embassy Suites by Hilton Nashville Downtown. The following table reconciles net income to Hotel EBITDA based on the expected full year 2024 results of the properties, as well as the per key amounts (in millions, except for room count, cap rates, multiples and per key): Hotel Purchase Price Hotel Net Income Plus: Depreciation Equals: Hotel EBITDA Net income multiple EBITDA multiple 1 Hotel Nashville and Embassy Suites by Hilton Nashville Downtown $530 $ 28.5 $ 18.7 $ 47.2 19x 11x The following tables reconcile net income to Hotel EBITDA for the 2018-2024 acquisitions and dispositions (in millions, except for room count and multiples): Hotel No. of Rooms Price Hotel Net Income(3) Plus: Depreciation Plus: Interest Expense Plus: Income Tax Equals: Hotel EBITDA Net income multiple EBITDA multiple 2018-2024 Dispositions (2) 19,045 $ 5,003 $ 163.4 $ 169.5 $ 10.4 $ 2.3 $ 345.6 31x 17.3x Hotel No. of Rooms Price Hotel Net Income(3) Plus: Depreciation Plus: Interest Expense Equals: Hotel EBITDA Net income multiple EBITDA multiple 2018-2024 Acquisitions (1) 4,589 $ 4,014 $ 173.5 $ 120.6 $ 4.7 $ 298.8 23x 13.5x (1) 2018-2024 Acquisitions include 14 properties and two Ka'anapali golf courses acquired since January 1, 2018, through May 1, 2024. Baker’s Cay Resort Key Largo and Alila Ventana Big Sur are based on 2021 forecast operations at acquisition, as the hotels experienced renovation disruption and closures in 2019. The Laura Hotel is based on estimated normalized results, which assumes results are in-line with the 2019 results of comparable Houston properties, as the property was re-opened with a new manager and brand in 2021. The Alida, Savannah is based on estimated normalized 2019 results, adjusting for construction disruption to the surrounding Plant Riverside District and for initial ramp-up of hotel operations. The Four Seasons Resort and Residences Jackson Hole is based on 2022 forecast operations at acquisition. The 1 Hotel Nashville and Embassy Suites by Hilton Nashville downtown acquisition is based on 2024 forecast operations at acquisition. The other seven properties acquired in 2018-2021 and Ka’anapali golf courses use full year 2019 results. Due to the impact of COVID-19, actual results in 2020 and 2021 are not reflective of normal operations of the hotels. Any forecast incremental increases to net income compared to net income at underwriting would be equal to the incremental increases in Hotel EBITDA. Some operating results are based on actual results from the manager for periods prior to our ownership. Since the operations include periods prior to our ownership, the results may not necessarily correspond to our actual results. (2) 2018-2024 Dispositions include the sale of 30 hotels since January 1, 2018, through May 1, 2024, as well as the sale of the European Joint Venture and the New York Marriott Marquis retail, theater and signage commercial condominium units. European Joint Venture balances included in this total represent our approximate 33% previous ownership interest, except for the number of rooms of 4,335, which represents the total room count of the European Joint Venture properties. The 2018, 2019 and 2023 dispositions use trailing twelve-month results from the disposition date, while the 2020, 2021 and 2022 dispositions use 2019 full year results as the TTM is not representative of normalized operations. For 2018-2024 dispositions, combined avoided capital expenditures over the 5 years following the disposition dates totaled $976 million. (3) Certain items from our statement of operations are not allocated to individual properties, including interest on our senior notes, corporate and other expenses, and the benefit (provision) for income taxes. Hotel No. of Rooms Purchase Price Hotel Net Income Plus: Depreciation Equals: Hotel EBITDA Net income Cap Rate Cap Rate Net income multiple EBITDA multiple Net income per key EBITDA per key 1 Hotel Nashville and Embassy Suites by Hilton Nashville Downtown 721 $530 $ 23.5 $ 18.7 $ 42.2 4.4% 7.4% 23x 12.6x $ 32,500 $ 58,500 The following table reconciles net income to Hotel EBITDA for the 1 Hotel Nashville and Embassy Suites by Hilton Nashville Downtown, based on the estimated stabilization date of 2026-2028 (in millions, except for room count and multiples):

1 HOTEL SOUTH BEACH OVERVIEW PROPERTY LEVEL DATA CAPITALIZATION FINANCIAL COVENANTS NOTES TO SUPPLEMENTAL FINANCIAL INFORMATION

© Host Hotels & Resorts, Inc. Financial Covenants: Credit Facility and Senior Notes Financial Performance Tests 24 (unaudited, in millions, except ratios) Covenant ratios are calculated using Host’s credit facility and senior notes definitions. See the subsequent pages for a reconciliation of the equivalent GAAP measure. The GAAP ratio is not relevant for the purpose of the financial covenants. The following tables present the financial performance tests for our credit facility and senior notes as of: (1) If the leverage ratio is greater than 7.0x, then the unsecured interest coverage ratio minimum will decrease to 1.50x. (2) The GAAP ratio is based on net income, while the covenant ratio is based on EBITDA. See subsequent pages for a reconciliation of net income to EBITDA. On January 4, 2023, we amended our Credit Facility agreement. The covenant requirements are consistent with previous amendment covenant levels: Leverage Ratio Maximum 7.25x Fixed Charge Coverage Ratio Minimum 1.25x Unsecured Interest Coverage Ratio Minimum 1.75x (1) March 31, 2024 Credit Facility Financial Performance Tests Permitted GAAP Ratio Covenant Ratio Leverage Ratio Maximum 7.25x 6.2x 2.0x Unsecured Interest Coverage Ratio Minimum 1.75x(1) 3.9x 8.8x Consolidated Fixed Charge Coverage Ratio Minimum 1.25x 3.9x 6.7x March 31, 2024 Bond Compliance Financial Performance Tests Permitted GAAP Ratio Covenant Ratio Indebtedness Test Maximum 65% 36% 20% Secured Indebtedness Test Maximum 40% <1% <1% EBITDA-to-interest Coverage ratio (2) Minimum 1.5x 3.9x 8.7x Ratio of Unencumbered Assets to Unsecured Indebtedness Minimum 150% 276% 507%

© Host Hotels & Resorts, Inc. Financial Covenants: Reconciliation of GAAP Leverage Ratio to Credit Facility Leverage Ratio 25 (unaudited, in millions, except ratios) (1) The following presents the reconciliation of debt to net debt per our credit facility definition, and as adjusted for certain post quarter transactions: (2) The following presents the reconciliation of net income to EBITDA, EBITDAre, Adjusted EBITDAre, Adjusted EBITDA per our credit facility definition in determining leverage ratio, and Adjusted EBITDA per our credit facility definition as adjusted for certain post quarter transactions: The following tables present the calculation of our leverage ratio using GAAP measures and as used in the financial covenants of the credit facility. In addition, for this quarter, we are also presenting our leverage ratio as adjusted for certain post quarter transactions that are not part of the typical adjustments required under our credit facility definition ("Leverage Ratio per Credit Facility, as Adjusted"): • Net repayment on revolver portion of the credit facility of $85 million; • $530 million cash consideration for the acquisition of 1 Hotel Nashville and Embassy Suites by Hilton Nashville Downtown; and • the first quarter dividend paid on common stock of $141 million. GAAP Leverage Ratio Trailing Twelve Months March 31, 2024 Debt $ 4,510 Net income 733 GAAP Leverage Ratio 6.2x Leverage Ratio per Credit Facility Leverage Ratio per Credit Facility, as Adjusted Trailing Twelve Months As Adjusted March 31, 2024 March 31, 2024 Net debt (1) $ 3,263 $ 3,934 Adjusted Credit Facility EBITDA (2) 1,672 1,710 Leverage Ratio 2.0x 2.3x March 31, 2024 Debt $ 4,510 Less: Series G Senior Notes subsequent repayment (400) Less: Unrestricted cash over $100 million (847) Net debt per credit facility definition $ 3,263 Less: Net repayment of credit facility revolver - debt (85) Plus: Cash used to repay the credit facility revolver 85 Plus: Cash dividend payment in April 141 Plus: Cash consideration for Nashville acquisition 530 Net debt per credit facility definition, as adjusted $ 3,934 Trailing Twelve Months March 31, 2024 Net income $ 733 Interest expense 189 Depreciation and amortization 708 Income taxes 36 EBITDA 1,666 Gain on dispositions (1) Equity in earnings of affiliates (7) Pro rata EBITDAre of equity investments 34 EBITDAre 1,692 Gain on property insurance settlement (24) Adjusted EBITDAre 1,668 Pro forma EBITDA - Dispositions (20) Restricted stock expense and other non-cash items 29 Non-cash partnership adjustments (5) Adjusted Credit Facility EBITDA $ 1,672 Pro forma EBITDA - Acquisitions 38 Adjusted Credit Facility EBITDA, as adjusted $ 1,710

© Host Hotels & Resorts, Inc. Financial Covenants: Reconciliation of GAAP Interest Coverage Ratio to Credit Facility Unsecured Interest Coverage Ratio 26 (unaudited, in millions, except ratios) The following tables present the calculation of our unsecured interest coverage ratio using GAAP measures and as used in the financial covenants of the credit facility: (1) The following reconciles Adjusted Credit Facility EBITDA to Unencumbered Consolidated EBITDA per our credit facility definition. See Reconciliation of GAAP Leverage Ratio to Credit Facility Leverage Ratio for calculation and reconciliation of net income to Adjusted Credit Facility EBITDA: (2) The following reconciles GAAP interest expense to unsecured interest expense per our credit facility definition: GAAP Interest Coverage Ratio Trailing Twelve Months March 31, 2024 Net income $ 733 Interest expense 189 GAAP Interest Coverage Ratio 3.9x Unsecured Interest Coverage per Credit Facility Ratio Trailing Twelve Months March 31, 2024 Unencumbered consolidated EBITDA per credit facility definition (1) $ 1,664 Adjusted Credit Facility unsecured interest expense (2) 189 Unsecured Interest Coverage Ratio 8.8x Trailing Twelve Months March 31, 2024 Adjusted Credit Facility EBITDA $ 1,672 Less: Encumbered EBITDA (9) Corporate overhead allocated to encumbered assets 1 Unencumbered Consolidated EBITDA per credit facility definition $ 1,664 Trailing Twelve Months March 31, 2024 GAAP Interest expense $ 189 Interest on secured debt (5) Deferred financing cost amortization (7) Capitalized interest 9 Pro forma interest adjustments 3 Adjusted Credit Facility Unsecured Interest Expense $ 189

© Host Hotels & Resorts, Inc. Financial Covenants: Reconciliation of GAAP Interest Coverage Ratio to Credit Facility Fixed Charge Coverage Ratio 27 (unaudited, in millions, except ratios) The following tables present the calculation of our GAAP Interest coverage ratio and our fixed charge coverage ratio as used in the financial covenants of the credit facility: (2) The following table calculates the fixed charges per our credit facility definition. See Reconciliation of GAAP Interest Coverage Ratio to Credit Facility Unsecured Interest Coverage Ratio for reconciliation of GAAP interest expense to adjusted unsecured interest expense per our credit facility definition: (1) The following reconciles Adjusted Credit Facility EBITDA to Credit Facility Fixed Charge Coverage Ratio EBITDA. See Reconciliation of GAAP Leverage Ratio to Credit Facility Leverage Ratio for calculation and reconciliation of Adjusted Credit Facility EBITDA: GAAP Fixed Charge Coverage Ratio Trailing Twelve Months March 31, 2024 Net income $ 733 Interest expense 189 GAAP Fixed Charge Coverage Ratio 3.9x Credit Facility Fixed Charge Coverage Ratio Trailing Twelve Months March 31, 2024 Credit Facility Fixed Charge Coverage Ratio EBITDA (1) $ 1,398 Fixed charges (2) 209 Credit Facility Fixed Charge Coverage Ratio 6.7x Trailing Twelve Months March 31, 2024 Adjusted Credit Facility EBITDA $ 1,672 Less: 5% of hotel property gross revenue (273) Less: 3% of revenues from other real estate (1) Credit Facility Fixed Charge Coverage Ratio EBITDA $ 1,398 Trailing Twelve Months March 31, 2024 Adjusted Credit Facility Unsecured Interest Expense $ 189 Interest on secured debt 4 Adjusted Credit Facility Interest Expense 193 Scheduled principal payments 2 Cash taxes on ordinary income 14 Fixed Charges $ 209

© Host Hotels & Resorts, Inc. Financial Covenants: Reconciliation of GAAP Indebtedness Test to Senior Notes Indenture Indebtedness Test 28 (unaudited, in millions, except ratios) The following tables present the calculation of our total indebtedness to total assets using GAAP measures and as used in the financial covenants of our senior notes indenture: (2) The following presents the reconciliation of total assets to adjusted total assets per the financial covenants of our senior notes indenture definition: (1) The following reconciles our GAAP total indebtedness to our total indebtedness per our senior notes indenture: GAAP Total Indebtedness to Total Assets March 31, 2024 Debt $ 4,510 Total assets 12,464 GAAP Total Indebtedness to Total Assets 36% Total Indebtedness to Total Assets per Senior Notes Indenture March 31, 2024 Adjusted indebtedness (1) $ 4,132 Adjusted total assets (2) 20,878 Total Indebtedness to Total Assets 20% March 31, 2024 Debt $ 4,510 Add: Deferred financing costs 23 Less: Series G Senior Notes subsequent repayment (400) Less: Mark-to-market on assumed mortgage (1) Adjusted Indebtedness per Senior Notes Indenture $ 4,132 March 31, 2024 Total assets $ 12,464 Add: Accumulated depreciation 9,354 Add: Prior impairment of assets held 11 Add: Inventory impairment at unconsolidated investment 9 Less: Intangibles (9) Less: Cash paid for Series G Senior Notes (400) Less: Right-of-use assets (551) Adjusted Total Assets per Senior Notes Indenture $ 20,878

© Host Hotels & Resorts, Inc. Financial Covenants: Reconciliation of GAAP Secured Indebtedness Test to Senior Notes Indenture Secured Indebtedness Test 29 (unaudited, in millions, except ratios) The following table presents the calculation of our secured indebtedness using GAAP measures and as used in the financial covenants of our senior notes indenture: (2) See Reconciliation of GAAP Indebtedness Test to Senior Notes Indenture Indebtedness Test for reconciliation of GAAP Total Assets to Adjusted Total Assets per our senior notes indenture. (1) The following presents the reconciliation of mortgage debt to secured indebtedness per the financial covenants of our senior notes indenture definition: GAAP Secured Indebtedness March 31, 2024 Mortgage and other secured debt $ 99 Total assets 12,464 GAAP Secured Indebtedness to Total Assets <1% Secured Indebtedness per Senior Notes Indenture March 31, 2024 Secured indebtedness (1) $ 98 Adjusted total assets (2) 20,878 Secured Indebtedness to Total Assets <1% March 31, 2024 Mortgage and other secured debt $ 99 Less: Mark-to-market on assumed mortgage (1) Secured Indebtedness $ 98

© Host Hotels & Resorts, Inc. Financial Covenants: Reconciliation of GAAP Interest Coverage Ratio to Senior Notes Indenture EBITDA-to-Interest Coverage Ratio 30 (unaudited, in millions, except ratios) The following tables present the calculation of our interest coverage ratio using our GAAP measures and as used in the financial covenants of the senior notes indenture: (1) See Reconciliation of GAAP Leverage Ratio to Credit Facility Leverage Ratio for the calculation of Adjusted Credit Facility EBITDA and reconciliation to net income. (2) See Reconciliation of GAAP Interest Coverage Ratio to Credit Facility Fixed Charge Coverage Ratio for the calculation of Adjusted Credit Facility interest expense and reconciliation to GAAP interest expense. GAAP Interest Coverage Ratio Trailing Twelve Months March 31, 2024 Net income $ 733 Interest expense 189 GAAP Interest Coverage Ratio 3.9x EBITDA to Interest Coverage Ratio Trailing Twelve Months March 31, 2024 Adjusted Credit Facility EBITDA (1) $ 1,672 Non-controlling interest adjustment 2 Adjusted Senior Notes EBITDA 1,674 Adjusted Credit Facility and Senior Notes Interest Expense (2) $ 193 EBITDA to Interest Coverage Ratio 8.7x

© Host Hotels & Resorts, Inc. Financial Covenants: Reconciliation of GAAP Assets to Indebtedness Test to Senior Notes Unencumbered Assets to Unsecured Indebtedness Test 31 (unaudited, in millions, except ratios) The following tables present the calculation of our total assets to total debt using GAAP measures and unencumbered assets to unsecured debt as used in the financial covenants of our senior notes indenture: (1) The following presents the reconciliation of adjusted total assets to unencumbered assets per the financial covenants of our senior notes indenture definition: (a) See reconciliation of GAAP Indebtedness Test to Senior Notes Indenture Indebtedness Test for reconciliation of GAAP Total Assets to Adjusted Total Assets per our senior notes indenture. (2) The following presents the reconciliation of total debt to unsecured debt per the financial covenants of our senior notes indenture definition: (b) See reconciliation of GAAP Indebtedness Test to Senior Notes Indenture Indebtedness Test for reconciliation of GAAP Total Debt to Adjusted Indebtedness per our senior notes indenture. (c) See reconciliation of GAAP Secured Indebtedness Test to Senior Notes Indenture Secured Indebtedness Test for the reconciliation of mortgage and other secured debt to senior notes secured indebtedness. GAAP Assets / Debt March 31, 2024 Total assets $ 12,464 Total debt 4,510 GAAP Total Assets / Total Debt 276% Unencumbered Assets / Unsecured Debt per Senior Notes Indenture March 31, 2024 Unencumbered Assets (1) $ 20,466 Unsecured Debt (2) 4,034 Unencumbered Assets / Unsecured Debt 507% March 31, 2024 Adjusted total assets (a) $ 20,878 Less: Partnership adjustments (147) Less: Inventory impairment at unconsolidated investment (9) Less: Encumbered Assets (256) Unencumbered Assets $ 20,466 March 31, 2024 Adjusted indebtedness (b) $ 4,132 Less: Secured indebtedness (c) (98) Unsecured Debt $ 4,034

GRAND HYATT WASHINGTON OVERVIEW PROPERTY LEVEL DATA CAPITALIZATION FINANCIAL COVENANTS NOTES TO SUPPLEMENTAL FINANCIAL INFORMATION

33© Host Hotels & Resorts, Inc. FORECASTS Our forecast of net income, earnings per diluted share, NAREIT and Adjusted FFO per diluted share, EBITDA, EBITDAre, Adjusted EBITDAre and comparable hotel results are forward- looking statements and are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause actual results and performance to differ materially from those expressed or implied by these forecasts. Although we believe the expectations reflected in the forecasts are based upon reasonable assumptions, we can give no assurance that the expectations will be attained or that the results will not be materially different. Risks that may affect these assumptions and forecasts include the following: potential changes in overall economic outlook make it inherently difficult to forecast the level of RevPAR; the amount and timing of debt payments may change significantly based on market conditions, which will directly affect the level of interest expense and net income; the amount and timing of transactions involving shares of our common stock may change based on market conditions; and other risks and uncertainties associated with our business described herein and in our annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K filed with the SEC. COMPARABLE HOTEL OPERATING STATISTICS AND RESULTS To facilitate a year-to-year comparison of our operations, we present certain operating statistics (i.e., Total RevPAR, RevPAR, average daily rate and average occupancy) and operating results (revenues, expenses, hotel EBITDA and associated margins) for the periods included in our reports on a comparable hotel basis in order to enable our investors to better evaluate our operating performance. We define our comparable hotels as those that: (i) are owned or leased by us as of the reporting date and are not classified as held-for- sale; and (ii) have not sustained substantial property damage or business interruption, or undergone large-scale capital projects, in each case requiring closures lasting one month or longer (as further defined below), during the reporting periods being compared. We make adjustments to include recent acquisitions to include results for periods prior to our ownership. For these hotels, since the year-over-year comparison includes periods prior to our ownership, the changes will not necessarily correspond to changes in our actual results. Additionally, operating results of hotels that we sell are excluded from the comparable hotel set once the transaction has closed or the hotel is classified as held-for-sale. The hotel business is capital-intensive and renovations are a regular part of the business. Generally, hotels under renovation remain comparable hotels. A large-scale capital project would cause a hotel to be excluded from our comparable hotel set if it requires the entire property to be closed to hotel guests for one month or longer. Similarly, hotels are excluded from our comparable hotel set from the date that they sustain substantial property damage or business interruption if it requires the property to be closed to hotel guests for one month or longer. In each case, these hotels are returned to the comparable hotel set when the operations of the hotel have been included in our consolidated results for one full calendar year after the hotel has reopened. Often, related to events that cause property damage and the closure of a hotel, we will collect business interruption insurance proceeds for the near-term loss of business. These proceeds are included in gain on insurance settlements on our condensed consolidated statements of operations. Business interruption insurance gains related to a hotel that was excluded from our comparable hotel set also will be excluded from the comparable hotel results. NOTES TO SUPPLEMENTAL FINANCIAL INFORMATION

34© Host Hotels & Resorts, Inc. COMPARABLE HOTEL OPERATING STATISTICS AND RESULTS (continued) Of the 77 hotels that we owned as of March 31, 2024, 76 have been classified as comparable hotels. The operating results of the following properties that we owned as of March 31, 2024 are excluded from comparable hotel results for these periods: • The Ritz-Carlton, Naples (business disruption due to Hurricane Ian beginning in September 2022, reopened in July 2023); and • Sales and marketing expenses related to the development and sale of condominium units on a development parcel adjacent to Four Seasons Resort Orlando at Walt Disney World® Resort. Additionally, following the collapse of a portion of Highway 1 in California, Alila Ventana Big Sur closed on March 30, 2024 and has yet to reopen to guests. As a result, the property will be removed from the comparable hotel set starting in the second quarter. NON-GAAP FINANCIAL MEASURES Included in this supplemental information are certain “non-GAAP financial measures,” which are measures of our historical or future financial performance that are not calculated and presented in accordance with GAAP, within the meaning of applicable SEC rules. They are as follows: (i) FFO and FFO per diluted share (both NAREIT and Adjusted), (ii) EBITDA, (iii) EBITDAre and Adjusted EBITDAre, (iv) Comparable Hotel Operating Statistics and Results, (v) Credit Facility Financial Performance Tests, and (vi) Senior Notes Financial Performance Tests. The following discussion defines these measures and presents why we believe they are useful supplemental measures of our performance. NAREIT FFO AND NAREIT FFO PER DILUTED SHARE We present NAREIT FFO and NAREIT FFO per diluted share as non-GAAP measures of our performance in addition to our earnings per share (calculated in accordance with GAAP). We calculate NAREIT FFO per diluted share as our NAREIT FFO (defined as set forth below) for a given operating period, as adjusted for the effect of dilutive securities, divided by the number of fully diluted shares outstanding during such period, in accordance with NAREIT guidelines. As noted in NAREIT’s Funds From Operations White Paper – 2018 Restatement, NAREIT defines FFO as net income (calculated in accordance with GAAP) excluding depreciation and amortization related to certain real estate assets, gains and losses from the sale of certain real estate assets, gains and losses from change in control, impairment expense of certain real estate assets and investments and adjustments for consolidated partially owned entities and unconsolidated affiliates. Adjustments for consolidated partially owned entities and unconsolidated affiliates are calculated to reflect our pro rata share of the FFO of those entities on the same basis. NOTES TO SUPPLEMENTAL FINANCIAL INFORMATION

35© Host Hotels & Resorts, Inc. NON-GAAP FINANCIAL MEASURES (continued) We believe that NAREIT FFO per diluted share is a useful supplemental measure of our operating performance and that the presentation of NAREIT FFO per diluted share, when combined with the primary GAAP presentation of diluted earnings per share, provides beneficial information to investors. By excluding the effect of real estate depreciation, amortization, impairment expense and gains and losses from sales of depreciable real estate, all of which are based on historical cost accounting and which may be of lesser significance in evaluating current performance, we believe that such measures can facilitate comparisons of operating performance between periods and with other REITs, even though NAREIT FFO per diluted share does not represent an amount that accrues directly to holders of our common stock. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. As noted by NAREIT in its Funds From Operations White Paper – 2018 Restatement, the primary purpose for including FFO as a supplemental measure of operating performance of a REIT is to address the artificial nature of historical cost depreciation and amortization of real estate and real estate-related assets mandated by GAAP. For these reasons, NAREIT adopted the FFO metric in order to promote a uniform industry-wide measure of REIT operating performance. ADJUSTED FFO PER DILUTED SHARE We also present Adjusted FFO per diluted share when evaluating our performance because management believes that the exclusion of certain additional items described below provides useful supplemental information to investors regarding our ongoing operating performance. Management historically has made the adjustments detailed below in evaluating our performance, in our annual budget process and for our compensation programs. We believe that the presentation of Adjusted FFO per diluted share, when combined with both the primary GAAP presentation of diluted earnings per share and FFO per diluted share as defined by NAREIT, provides useful supplemental information that is beneficial to an investor’s understanding of our operating performance. We adjust NAREIT FFO per diluted share for the following items, which may occur in any period, and refer to this measure as Adjusted FFO per diluted share: • Gains and Losses on the Extinguishment of Debt – We exclude the effect of finance charges and premiums associated with the extinguishment of debt, including the acceleration of the write-off of deferred financing costs from the original issuance of the debt being redeemed or retired and incremental interest expense incurred during the refinancing period. We also exclude the gains on debt repurchases and the original issuance costs associated with the retirement of preferred stock. We believe that these items are not reflective of our ongoing finance costs. • Acquisition Costs – Under GAAP, costs associated with completed property acquisitions that are considered business combinations are expensed in the year incurred. We exclude the effect of these costs because we believe they are not reflective of the ongoing performance of the Company. • Litigation Gains and Losses – We exclude the effect of gains or losses associated with litigation recorded under GAAP that we consider to be outside the ordinary course of business. We believe that including these items is not consistent with our ongoing operating performance. • Severance Expense –In certain circumstances, we will add back hotel-level severance expenses when we do not believe that such expenses are reflective of the ongoing operation of our properties. Situations that would result in a severance add-back include, but are not limited to, (i) costs incurred as part of a broad- based reconfiguration of the operating model with the specific hotel operator for a portfolio of hotels and (ii) costs incurred at a specific hotel due to a broad- based and significant reconfiguration of a hotel and/or its workforce. We do not add back corporate-level severance costs or severance costs at an individual hotel that we consider to be incurred in the normal course of business. NOTES TO SUPPLEMENTAL FINANCIAL INFORMATION

36© Host Hotels & Resorts, Inc. NON-GAAP FINANCIAL MEASURES (continued) In unusual circumstances, we also may adjust NAREIT FFO for gains or losses that management believes are not representative of the Company’s current operating performance. For example, in 2017, as a result of the reduction of the U.S. federal corporate income tax rate from 35% to 21% by the Tax Cuts and Jobs Act, we remeasured our domestic deferred tax assets as of December 31, 2017 and recorded a one-time adjustment to reduce our deferred tax assets and to increase the provision for income taxes by approximately $11 million. We do not consider this adjustment to be reflective of our ongoing operating performance and, therefore, we excluded this item from Adjusted FFO. EBITDA Earnings before Interest Expense, Income Taxes, Depreciation and Amortization (“EBITDA”) is a commonly used measure of performance in many industries. Management believes EBITDA provides useful information to investors regarding our results of operations because it helps us and our investors evaluate the ongoing operating performance of our properties after removing the impact of the Company’s capital structure (primarily interest expense) and its asset base (primarily depreciation and amortization). Management also believes the use of EBITDA facilitates comparisons between us and other lodging REITs, hotel owners that are not REITs and other capital-intensive companies. Management uses EBITDA to evaluate property-level results and EBITDA multiples (calculated as sales price divided by EBITDA) as one measure in determining the value of acquisitions and dispositions and, like Funds From Operations (“FFO”) and Adjusted FFO per diluted share, it is widely used by management in the annual budget process and for our compensation programs. EBITDAre AND ADJUSTED EBITDAre We present EBITDAre in accordance with NAREIT guidelines, as defined in its September 2017 white paper “Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate,” to provide an additional performance measure to facilitate the evaluation and comparison of the Company’s results with other REITs. NAREIT defines EBITDAre as net income (calculated in accordance with GAAP) excluding interest expense, income tax, depreciation and amortization, gains or losses on disposition of depreciated property (including gains or losses on change of control), impairment expense for depreciated property and of investments in unconsolidated affiliates caused by a decrease in value of depreciated property in the affiliate, and adjustments to reflect the entity’s pro rata share of EBITDAre of unconsolidated affiliates. We make additional adjustments to EBITDAre when evaluating our performance because we believe that the exclusion of certain additional items described below provides useful supplemental information to investors regarding our ongoing operating performance. We believe that the presentation of Adjusted EBITDAre, when combined with the primary GAAP presentation of net income, is beneficial to an investor’s understanding of our operating performance. Adjusted EBITDAre also is similar to the measure used to calculate certain credit ratios for our credit facility and senior notes. We adjust EBITDAre for the following items, which may occur in any period, and refer to this measure as Adjusted EBITDAre: • Property Insurance Gains – We exclude the effect of property insurance gains reflected in our condensed consolidated statements of operations because we believe that including them in Adjusted EBITDAre is not consistent with reflecting the ongoing performance of our assets. In addition, property insurance gains could be less important to investors given that the depreciated asset book value written off in connection with the calculation of the property insurance gain often does not reflect the market value of real estate assets. NOTES TO SUPPLEMENTAL FINANCIAL INFORMATION

37© Host Hotels & Resorts, Inc. NON-GAAP FINANCIAL MEASURES (continued) • Acquisition Costs – Under GAAP, costs associated with completed property acquisitions that are considered business combinations are expensed in the year incurred. We exclude the effect of these costs because we believe they are not reflective of the ongoing performance of the Company. • Litigation Gains and Losses – We exclude the effect of gains or losses associated with litigation recorded under GAAP that we consider to be outside the ordinary course of business. We believe that including these items is not consistent with our ongoing operating performance. • Severance Expense – In certain circumstances, we will add back hotel-level severance expenses when we do not believe that such expenses are reflective of the ongoing operation of our properties. Situations that would result in a severance add-back include, but are not limited to, (i) costs incurred as part of a broad-based reconfiguration of the operating model with the specific hotel operator for a portfolio of hotels and (ii) costs incurred at a specific hotel due to a broad-based and significant reconfiguration of a hotel and/or its workforce. We do not add back corporate-level severance costs or severance costs at an individual hotel that we consider to be incurred in the normal course of business. In unusual circumstances, we also may adjust EBITDAre for gains or losses that management believes are not representative of the Company’s current operating performance. The last adjustment of this nature was a 2013 exclusion of a gain from an eminent domain claim. LIMITATIONS ON THE USE OF NAREIT FFO PER DILUTED SHARE, ADJUSTED FFO PER DILUTED SHARE, EBITDA, EBITDAre AND ADJUSTED EBITDAre We calculate EBITDAre and NAREIT FFO per diluted share in accordance with standards established by NAREIT, which may not be comparable to measures calculated by other companies that do not use the NAREIT definition of EBITDAre and FFO or do not calculate FFO per diluted share in accordance with NAREIT guidance. In addition, although EBITDAre and FFO per diluted share are useful measures when comparing our results to other REITs, they may not be helpful to investors when comparing us to non-REITs. We also calculate Adjusted FFO per diluted share and Adjusted EBITDAre, which measures are not in accordance with NAREIT guidance and may not be comparable to measures calculated by other REITs or by other companies. This information should not be considered as an alternative to net income, operating profit, cash from operations or any other operating performance measure calculated in accordance with GAAP. Cash expenditures for various long-term assets (such as renewal and replacement capital expenditures), interest expense (for EBITDA, EBITDAre and Adjusted EBITDAre purposes only), severance expense related to significant property-level reconfiguration and other items have been, and will be, made and are not reflected in the EBITDA, EBITDAre, Adjusted EBITDAre, NAREIT FFO per diluted share and Adjusted FFO per diluted share presentations. Management compensates for these limitations by separately considering the impact of these excluded items to the extent they are material to operating decisions or assessments of our operating performance. Our consolidated statements of operations and consolidated statements of cash flows in the Company’s annual report on Form 10-K and quarterly reports on Form 10-Q include interest expense, capital expenditures, and other excluded items, all of which should be considered when evaluating our performance, as well as the usefulness of our non-GAAP financial measures. Additionally, NAREIT FFO per diluted share, Adjusted FFO per diluted share, EBITDA, EBITDAre and Adjusted EBITDAre should not be considered as measures of our liquidity or indicative of funds available to fund our cash needs, including our ability to make cash distributions. In addition, NAREIT FFO per diluted share and Adjusted FFO per diluted share do not measure, and should not be used as measures of, amounts that accrue directly to stockholders’ benefit. NOTES TO SUPPLEMENTAL FINANCIAL INFORMATION

38© Host Hotels & Resorts, Inc. NON-GAAP FINANCIAL MEASURES (continued) Similarly, EBITDAre, Adjusted EBITDAre, NAREIT FFO and Adjusted FFO per diluted share include adjustments for the pro rata share of our equity investments, and NAREIT FFO and Adjusted FFO per diluted share include adjustments for the pro rata share of non-controlling partners in consolidated partnerships. Our equity investments consist of interests ranging from 11% to 67% in eight domestic and international partnerships that own a total of 35 properties and a vacation ownership development. Due to the voting rights of the outside owners, we do not control and, therefore, do not consolidate these entities. The non-controlling partners in consolidated partnerships primarily consist of the approximate 1% interest in Host LP held by unaffiliated limited partners and a 15% interest held by an unaffiliated limited partner in a partnership owning one hotel for which we do control the entity and, therefore, consolidate its operations. These pro rata results for NAREIT FFO and Adjusted FFO per diluted share, EBITDAre and Adjusted EBITDAre were calculated as set forth in the definitions above. Readers should be cautioned that the pro rata results presented in these measures for consolidated partnerships (for NAREIT FFO and Adjusted FFO per diluted share) and equity investments may not accurately depict the legal and economic implications of our investments in these entities. COMPARABLE HOTEL PROPERTY LEVEL OPERATING RESULTS We present certain operating results for our hotels, such as hotel revenues, expenses, food and beverage profit, and EBITDA (and the related margins), on a comparable hotel, or "same store," basis as supplemental information for our investors. Our comparable hotel results present operating results for our hotels without giving effect to dispositions or properties that experienced closures due to renovations or property damage, as discussed in “Comparable Hotel Operating Statistics and Results” above. We present comparable hotel EBITDA to help us and our investors evaluate the ongoing operating performance of our comparable hotels after removing the impact of the Company’s capital structure (primarily interest expense) and its asset base (primarily depreciation and amortization expense). Corporate-level costs and expenses also are removed to arrive at property-level results. We believe these property-level results provide investors with supplemental information about the ongoing operating performance of our comparable hotels. Comparable hotel results are presented both by location and for the Company’s properties in the aggregate. We eliminate from our comparable hotel level operating results severance costs related to broad-based and significant property-level reconfiguration that is not considered to be within the normal course of business, as we believe this elimination provides useful supplemental information that is beneficial to an investor’s understanding of our ongoing operating performance. We also eliminate depreciation and amortization expense because, even though depreciation and amortization expense are property-level expenses, these non-cash expenses, which are based on historical cost accounting for real estate assets, implicitly assume that the value of real estate assets diminishes predictably over time. As noted earlier, because real estate values historically have risen or fallen with market conditions, many real estate industry investors have considered presentation of historical cost accounting for operating results to be insufficient. Because of the elimination of corporate-level costs and expenses, gains or losses on disposition, certain severance expenses and depreciation and amortization expense, the comparable hotel operating results we present do not represent our total revenues, expenses, operating profit or net income and should not be used to evaluate our performance as a whole. Management compensates for these limitations by separately considering the impact of these excluded items to the extent they are material to operating decisions or assessments of our operating performance. Our condensed consolidated statements of operations include such amounts, all of which should be considered by investors when evaluating our performance. NOTES TO SUPPLEMENTAL FINANCIAL INFORMATION

39© Host Hotels & Resorts, Inc. NON-GAAP FINANCIAL MEASURES (continued) We present these hotel operating results on a comparable hotel basis because we believe that doing so provides investors and management with useful information for evaluating the period-to-period performance of our hotels and facilitates comparisons with other hotel REITs and hotel owners. In particular, these measures assist management and investors in distinguishing whether increases or decreases in revenues and/or expenses are due to growth or decline of operations at comparable hotels (which represent the vast majority of our portfolio) or from other factors. While management believes that presentation of comparable hotel results is a supplemental measure that provides useful information in evaluating our ongoing performance, this measure is not used to allocate resources or to assess the operating performance of each of our hotels, as these decisions are based on data for individual hotels and are not based on comparable hotel results in the aggregate. For these reasons, we believe comparable hotel operating results, when combined with the presentation of GAAP operating profit, revenues and expenses, provide useful information to investors and management. CREDIT FACILITY – LEVERAGE, UNSECURED INTEREST COVERAGE AND CONSOLIDATED FIXED CHARGE COVERAGE RATIOS Host’s credit facility contains certain financial covenants, including allowable leverage, unsecured interest coverage and fixed charge ratios, which are determined using EBITDA as calculated under the terms of our credit facility (“Adjusted Credit Facility EBITDA”). The leverage ratio is defined as net debt plus preferred equity to Adjusted Credit Facility EBITDA. The unsecured interest coverage ratio is defined as unencumbered Adjusted Credit Facility EBITDA to unsecured consolidated interest expense. The fixed charge coverage ratio is defined as Adjusted Credit Facility EBITDA divided by fixed charges, which include interest expense, required debt amortization payments, cash taxes and preferred stock payments. These calculations are based on pro forma results for the prior four fiscal quarters giving effect to transactions such as acquisitions, dispositions and financings as if they occurred at the beginning of the period. The credit facility also incorporates by reference the ratio of unencumbered assets to unsecured indebtedness test from our senior notes indentures, calculated in the same manner, and the covenant is discussed below with the senior notes covenants. Additionally, total debt used in the calculation of our leverage ratio is based on a “net debt” concept, under which cash and cash equivalents in excess of $100 million are deducted from our total debt balance. Management believes these financial ratios provide useful information to investors regarding our compliance with the covenants in our credit facility and our ability to access the capital markets, in particular debt financing. SENIOR NOTES INDENTURE – INDEBTEDNESS TEST, SECURED INDEBTEDNESS TO TOTAL ASSETS TEST, EBITDA-TO-INTEREST COVERAGE RATIO AND RATIO OF UNENCUMBERED ASSETS TO UNSECURED INDEBTEDNESS Host’s senior notes indentures contains certain financial covenants, including allowable indebtedness, secured indebtedness to total assets, EBITDA-to-interest coverage and unencumbered assets to unsecured indebtedness. The indebtedness test is defined as adjusted indebtedness, which includes total debt adjusted for deferred financing costs, divided by adjusted total assets, which includes undepreciated real estate book values (“Adjusted Total Assets”). The secured indebtedness to total assets is defined as secured indebtedness, which includes mortgage debt and finance leases, divided by Adjusted Total Assets. The EBITDA-to-interest coverage ratio is defined as EBITDA as calculated under our senior notes indenture (“Adjusted Senior Notes EBITDA”) to interest expense as defined by our senior notes indenture. The ratio of unencumbered assets to unsecured indebtedness is defined as unencumbered adjusted assets, which includes Adjusted Total Assets less encumbered assets, divided by unsecured debt, which includes the aggregate principal amount of outstanding unsecured indebtedness plus contingent obligations. NOTES TO SUPPLEMENTAL FINANCIAL INFORMATION

40© Host Hotels & Resorts, Inc. NON-GAAP FINANCIAL MEASURES (continued) Under the terms of the senior notes indentures, interest expense excludes items such as the gains and losses on the extinguishment of debt, deferred financing charges related to the senior notes or the credit facility, amortization of debt premiums or discounts that were recorded at issuance of a loan to establish its fair value and non-cash interest expense, all of which are included in interest expense on our consolidated statement of operations. As with the credit facility covenants, management believes these financial ratios provide useful information to investors regarding our compliance with the covenants in our senior notes indentures and our ability to access the capital markets, in particular debt financing. LIMITATIONS ON CREDIT FACILITY AND SENIOR NOTES CREDIT RATIOS These metrics are useful in evaluating the Company’s compliance with the covenants contained in its credit facility and senior notes indentures. However, because of the various adjustments taken to the ratio components as a result of negotiations with the Company’s lenders and noteholders they should not be considered as an alternative to the same ratios determined in accordance with GAAP. For instance, interest expense as calculated under the credit facility and senior notes indenture excludes the items noted above such as deferred financing charges and amortization of debt premiums or discounts, all of which are included in interest expense on our consolidated statement of operations. Management compensates for these limitations by separately considering the impact of these excluded items to the extent they are material to operating decisions or assessments of performance. In addition, because the credit facility and indenture ratio components are also based on pro forma results for the prior four fiscal quarters, giving effect to transactions such as acquisitions, dispositions and financings as if they occurred at the beginning of the period, they are not reflective of actual performance over the same period calculated in accordance with GAAP. NOTES TO SUPPLEMENTAL FINANCIAL INFORMATION